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Form of Share Certificate

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

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CUSIP NO. [sample]

DEGARO INNOVATIONS CORP.

AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $0.0001 PER SHARE

THIS CERTIFIES THAT

[SAMPLE]

IS THE RECORD HOLDER OF __________________

     Shares of Degaro Innovations Corp. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	President

[DEGARO INNOVATIONS CORP. CORPORATE SEAL NEVADA]

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Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

Additional abbreviations may also be used though not on the above list.

For Value Received, _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address, including zip code or assignee)

________________________________________________________________________________
_________________________________________________ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever